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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 2001




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)




   DELAWARE                          0-13857                   73-0374541
  (State of                    (Commission file             (I.R.S. employer
incorporation)                       number)              identification number)


         13135 SOUTH DAIRY ASHFORD, SUITE 800
                  SUGAR LAND, TEXAS                             77478
       (Address of principal executive offices)               (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


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                                                                        Form 8-K

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             Exhibit 99.1 Noble Drilling Corporation and Subsidiaries Monthly Fleet Status Report as of June 4, 2001.



ITEM 9.  REGULATION FD DISCLOSURE.

         The Registrant hereby incorporates by reference into this Item 9 the Noble Drilling Corporation and Subsidiaries Monthly Fleet Status Report as of June 4, 2001 of the Registrant, which is attached as Exhibit 99.1 and will be published on the Registrant's web site at http://www.noblecorp.com. The report provides certain summary information about the operations of the drilling units of the Registrant. The report is being furnished in accordance with Rule 101 (e)
(1) under Regulation FD and shall not be deemed to be filed.

         The Noble Drilling Corporation and Subsidiaries Monthly Fleet Status Report as of June 4, 2001 contains forward-looking statements about the Registrant's business, financial condition and prospects. The Registrant's actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, volatility in crude oil and natural gas prices, potential deterioration in the demand for the drilling services of the Registrant and resulting declining dayrates, the cancellation by customers of the Registrant of drilling contracts or letter agreements or letters of intent for drilling contracts or their exercise of early termination provisions generally found in the Registrant's drilling contracts, intense competition in the drilling industry, political and economic conditions in the United States and in international markets where the Registrant operates, cost overruns or delays on shipyard repair, maintenance, conversion or upgrade projects, adverse weather (such as hurricanes) and seas, operational risks (such as blowouts and fires), limitations on the Registrant's insurance coverage, and requirements and potential liability imposed by governmental regulation of the drilling industry (including environmental regulation). All of the foregoing risks and uncertainties are beyond the Registrant's ability to control, and in many cases, the Registrant cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in the report, the words "believes", "anticipates", "expects", "plans" and similar expressions as they relate to the Registrant or its management are intended to identify forward-looking statements.





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                                                                        Form 8-K


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          NOBLE DRILLING CORPORATION



Date:  June 4, 2001        By: /s/ MARK A. JACKSON
                               -------------------------------------------------
                               MARK A. JACKSON,
                               Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)




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                                                                        Form 8-K


                               INDEX TO EXHIBITS


      Exhibit No.          Description
      -----------          -----------
      Exhibit 99.1         Noble Drilling Corporation and Subsidiaries Monthly
                           Fleet Status Report as of June 4, 2001.








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